UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 27, 2009


                            FEDERAL TRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                     000-23449                59-2935028
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)

         312 West First Street
            Sanford, Florida                                        32771
----------------------------------------                         ----------
(address of principal executive offices)                         (zip code)

                                 (407) 323-1833
              -----------------------------------------------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (a) On March 27, 2009, A. George Igler notified the Board of Directors of Federal Trust Corporation (the "Registrant") of his resignation as a director of the Registrant, effective as of his notification. At the time of his resignation, Mr. Igler served on the Compensation Committee of the Registrant's Board of Directors.

     Mr. Igler has provided the Board of Directors with written correspondence related to his resignation. A copy of Mr. Igler's correspondence is filed as
Exhibit 17 to this Current Report.

     The Registrant believes that Mr. Igler disagrees with the Registrant over various matters relating to the Registrant's operations, policies or practices, including (i) the Board of Directors' actions with respect to the Registrant's capital raising efforts that began at the end of 2007 and continued through 2008, and (ii) the termination of the Registrant's prior Chief Executive Officer in 2007.

     A copy of this Current Report has been provided to Mr. Igler.

ITEM 9.01.  Financial Statements and Exhibits

     (d) Exhibits.

     Exhibit No.    Exhibit
     -----------    -------

     17             Correspondence from A. George Igler dated March 27, 2009

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 2, 2009
                                                  Federal Trust Corporation
                                                  (Registrant)


                                              By: \s\ Dennis T. Ward
                                                  ------------------------------
                                                  Dennis T. Ward
                                                  President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------

17                  Correspondence from A. George Igler dated March 27, 2009